SECURITIES AND EXCHANGE COMMISSION
   Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2007

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)
1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)		07719 (Zip Code)

(732) 938-1480
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statement and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.01: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition

On February 7, 2007, the Registrant issued a press release reporting financial results for the first fiscal quarter ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and not deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

  (a) Financial statements of businesses acquired:  Not applicable.

  (b) Pro forma financial information: Not applicable.

  (c) Exhibits:
Exhibit Number	Description
99.1     Press Release dated February 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEW JERSEY RESOURCES CORPORATION

Date: February 7, 2007                                                      By: /s/Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and Chief   Financial Officer

EXHIBIT INDEX

Exhibit
Number  Description

99.1   Press Release dated February 7, 2007.